UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

VARIAN SEMICONDUCTOR EQUIP. ASSOC., INC.		Shareholder Meeting to be held on Feb 5, 2009

** IMPORTANT NOTICE **		Proxy Material Available

Regarding the Availability of Proxy Material		1 Combined Document

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.		PROXY MATERIAL - VIEW OR RECEIVE

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

You can choose to view the material online or receive a paper or e-mail copy There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before January 23, 2009.

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1)      BY INTERNET - www.proxyvote.com

2)      BY TELEPHONE - 1-800-579-1639

3)      BY E-MAIL* - sendmaterial@proxyvote.com

*  If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

B A R C O D E
BROKER LOGO HERE
Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1	1 OF 2 12 15	Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

See the Reverse Side for Meeting Information and Instructions on How to Vote

0000004215_1    R200803.14

Meeting Information		How To Vote

Meeting Type:	Annual Meeting	Vote In Person
Meeting Date: Meeting Time: For holders as of:	February 05, 2009 9:30 AM EST December 12, 2008

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Meeting Location:
Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, MA 02109

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.

Broadridge Internal Use Only

Job #

Envelope #

Sequence #

# of # Sequence #

0000004215_2    R200803.14

Voting items

The Board of Directors recommends that you vote “For” the following.

1. Election of Directors Nominees 01 Gary E. Dickerson 02 Robert W. Dutton	B A R C O D E

The Board of Directors recommends you vote FOR the following proposal(s).

2       To further amend the Amended and Restated 2006 Stock Incentive Plan to provide guidelines for performance awards in order to comply with the requirements of Internal Revenue Code Section 162(m).

3       To ratify the selection of PricewaterhouseCoopers LLP as Varian Semiconductor’s independent registered public accounting firm for the fiscal year ending October 2, 2009.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

CONTROL # g 0000 0000 0000	Broadridge Internal Use Only Acct # Shares Cusip Job # Envelope # Sequence # # of # Sequence #

0000004215_3    R200803.14

Reserved for Broadridge Internal Control Information

            Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO

BANKS AND BROKERS

AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

Job #

Envelope #

Sequence #

# of # Sequence #

0000004215_4    R200803.14